UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 10, 2021

ASSOCIATED CAPITAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-37387	47-3965991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

191 Mason Street, Greenwich, CT		06830
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (203) 629-9595

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	AC	New York Stock Exchange

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2021 Annual Meeting of Shareholders (the “Meeting”) of Associated Capital Group, Inc. (the “Company”) was held on June 4, 2021. At the Meeting, the shareholders of the Company: (1) elected nine directors to the Company’s Board of Directors to serve until the 2022 Annual Meeting of Shareholders or until their respective successors have been duly elected and qualified and (2) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021.

As of April 15, 2021, the record date for the Meeting, the Company had outstanding 3,175,791 shares of Class A common stock (“Class A Stock”) and 18,962,918 shares of Class B Stock. The Class A Stock and Class B Stock vote together as a single class on all matters. Each share of Class A Stock is entitled to one vote per share and each share of Class B Stock is entitled to ten votes per share. Shares present or represented at the Meeting were 2,826,973 shares of Class A Stock and 18,762,200 shares of Class B Stock, constituting a quorum.

Set forth below, with respect to each of the matters submitted to shareholders, are the number of votes cast for or against or withheld, and the number of abstentions, broker non-votes, and uncast votes, where applicable.

(1) Election of Directors

NOMINEE	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES
Marc Gabelli	189,490,431	369,810	588,732
Mario J. Gabelli	189,449,861	410,380	588,732
Douglas R. Jamieson	189,850,545	9,696	588,732
Daniel R. Lee	189,848,803	11,438	588,732
Bruce M. Lisman	189,820,485	39,756	588,732
Richard T. Prins	189,858,868	1,373	588,732
Frederic V. Salerno	189,614,072	246,169	588,732
Salvatore F. Sodano	189,820,892	39,349	588,732
Elisa M. Wilson	189,819,253	40,988	588,732

(2) Ratification of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the year ending December 31, 2021

VOTES FOR	VOTES AGAINST	ABSTAINED	BROKER NON-VOTES
190,446,852	1,176	945	-

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Associated Capital Group, Inc.

By: /s/ Timothy H. Schott
Timothy H. Schott
Chief Financial Officer

Date: June 10, 2021